As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P029-0707

TABLE OF CONTENTS

1	OVERVIEW

2–11	SUMMARY OF THE FUNDS

Managers AMG Systematic Value Fund

Managers AMG Systematic Mid Cap Value Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

Past Performance of Other Systematic Accounts

12–19	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information

20–21	FINANCIAL HIGHLIGHTS

Managers AMG Systematic Value Fund

Managers AMG Systematic Mid Cap Value Fund

22	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers AMG Systematic Value Fund and Managers AMG Systematic Mid Cap Value Fund (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies, and each managed by one or more subadvisor.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Mid- and Large-Cap Equities

Benchmark:

Russell 1000® Value Index

Tickers:

Class A: MSYAX

Class C: MSYCX

Institutional Class: MSYSX

Subadvisor:

Systematic Financial Management, L.P. (“Systematic”)

The Russell 1000® Value Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

MANAGERS AMG SYSTEMATIC VALUE FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of medium- and large-capitalization U.S. companies. The term “medium- and large-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations over $2.5 billion.

PRINCIPAL INVESTMENT STRATEGIES

Systematic serves as Subadvisor to the Fund and applies fundamental and quantitative investment research techniques when deciding which stocks to buy or sell. Typically, Systematic:

•	Invests in companies with a combination of attractive valuations and a positive earnings catalyst

•	Invest in companies from all sectors of the market, based on the Subadvisor’s quantitative and fundamental research and analysis of various characteristics

•	Seeks out value companies with a confirmed catalyst for stock price appreciation, in an attempt thereby to provide investors with investment results that are above benchmark over the long term

•	Deploys a disciplined investment process encompassing:

•	A quantitative screen, ranking the universe of potential companies based upon two criteria: valuation and Systematic’s proprietary earnings catalyst model.

•

Comprehensive fundamental research on each of approximately 65 purchase candidates identified through the quantitative screen in an effort to gauge investor expectations and to identify those companies with confirmed fundamental improvement as evidenced by a genuine positive earnings surprise.

•

Detailed financial statement analysis is performed on companies with confirmed fundamental improvement expectations to identify the source of the earnings surprise, its sustainability, and its likelihood of triggering upward revisions to earnings estimates in the future.

•

Assessment of company valuation for companies with high quality, sustainable earnings catalyst likely to generate price appreciation. The objective of which is to evaluate the attractiveness of each investment candidate on both an absolute and a relative basis.

•

When making the final investment decision, ideally, Systematic seeks to invest in companies that trade at a discount to the benchmark, its peers in its economic sector or industry group, and at the lower end of its own historical valuation range.

•	Sells a stock if:

•	The company’s financial position deteriorates;

•	The earnings outlook changes; or

•	There is a negative earnings surprise.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG SYSTEMATIC VALUE FUND

The Fund uses the Russell 1000 Value Index (the “Index”) as a benchmark for measuring its performance and seeks investments in sectors of the market that correspond with those sectors currently represented in the Index. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors.

PRINCIPAL RISKS

•	Large Capitalization Stock Risk—large-cap companies are generally more mature and are not able to reach the same levels of growth as small- or mid-cap companies

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions

•

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase

•

Value Stock Risk—value stocks may never reach what the Subadvisor believes are their full market values; companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to mid- and large-cap companies

•	Seeking capital appreciation

•	Diversifying investments that may be primarily held in small-cap or mid-cap companies

•	Willing to accept short-term volatility of returns

PORTFOLIO MANAGERS

Ron Mushock

Partner of Systematic & Co-Portfolio Manager

Kevin McCreesh

Chief Investment Officer of Systematic & Co-Portfolio Manager

See “Fund Management” on page 10 for more information on the portfolio managers.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS AMG SYSTEMATIC VALUE FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund and does not reflect the impact of sales charges. If it did, performance would have been less than that shown. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns as of 12/31/06 (Institutional Class)

Most Recent Quarter: 3.74% (1st Quarter 2007)

Best Quarter: 18.08% (2nd Quarter 2003)

Worst Quarter: -14.44% (3rd Quarter 2002)

Average Annual Total Returns as of 12/31/061

Managers AMG Systematic Value Fund

	1 Year	Since Inception
Class A
Return Before Taxes	—	12.68%[2]
Class C
Return Before Taxes	—	12.03%[2]
Institutional Class
Return Before Taxes	17.62%	11.41%[3]
Institutional Class
Return After Taxes on Distributions	17.12%	9.31%[3]
Institutional Class
Return After Taxes on Distributions and Sale of Fund Shares	11.82%	8.76%[3]
Russell 1000® Value Index[4]	22.24%	10.61%[3]

Performance in the Average Annual Total Returns table reflects deduction of maximum sales load.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares of the Fund. After-tax returns for other share classes will vary.

[2]	Since the share class inception on February 28, 2006.

[3]	Since the Fund’s inception on April 1, 2002.

[4]

The Russell 1000® Value Index is a market-capitalization weighted index of 1,000 large-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG SYSTEMATIC VALUE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of the offering price or redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None	None
Exchange Fee	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.06%
Fee Waiver and Reimbursement[4]	(0.15%)	(0.15%)	(0.15%)
Net Annual Fund Operating Expenses[5]	1.16%	1.91%	0.91%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class—Class A Shares” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.

[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

The Investment Manager and Systematic have contractually agreed, through July 1, 2008, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.15%, 1.90%, and 0.90% of the average daily net assets of the Class A, Class C, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

The Net Annual Fund Operating Expense does not correlate to the ratio of expense to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired Fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$952	$1,238	$2,051
Class C	$305	$631	$1,095	$2,378
Institutional Class	$101	$432	$570	$1,291

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$202	$631	$1,095	$2,378

The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Mid Cap Equities

Benchmark:

Russell Midcap® Value Index

Tickers:

Class A: SYAMX

Class C: SYCMX

Institutional Class: SYIMX

Subadvisor:

Systematic Financial Management, L.P. (“Systematic”)

The Russell Midcap® Value Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of approximately 60 to 80 common and preferred stocks of medium-sized companies, which will generally be listed on the New York Stock Exchange, the American Stock Exchange, or on NASDAQ.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in mid-capitalization companies that, at the time of purchase, have market capitalizations greater than $1 billion but less than the greater of $15 billion or the upper limit of the Russell Midcap® Value Index. (As of March 31, 2007, the upper limit of the Russell Midcap® Value Index was approximately $21.26 billion.) The Fund may retain a security if the issuer’s capitalization exceeds the greater of $15 billion or the upper limit of the Russell Midcap® Value Index after the Fund has purchased the issuer’s security. The Fund will provide shareholders with at least 60 days’ written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

Systematic serves as Subadvisor to the Fund and applies fundamental and quantitative investment research techniques when deciding which stocks to buy or sell. Typically, Systematic:

•	Invests in companies with a combination of attractive valuations and a positive earnings catalyst

•	Invest in companies from all sectors of the market, based on the Subadvisor’s quantitative and fundamental research and analysis of various characteristics

•	Seeks out value companies with a confirmed catalyst for stock price appreciation, in an attempt thereby to provide investors with investment results that are above benchmark over the long term

•	Deploys a disciplined investment process encompassing:

•	A quantitative screen, ranking the universe of potential companies based upon two criteria: valuation and Systematic’s proprietary earnings catalyst model.

•

Comprehensive fundamental research on each of approximately 150 purchase candidates identified through the quantitative screen in an effort to gauge investor expectations and to identify those companies with confirmed fundamental improvement as evidenced by a genuine positive earnings surprise.

•

Detailed financial statement analysis is performed on companies with confirmed fundamental improvement expectations to identify the source of the earnings surprise, its sustainability, and its likelihood of triggering upward revisions to earnings estimates in the future.

•

When making the final investment decision, ideally, Systematic seeks to invest in companies that trade at a discount to the benchmark, its peers in its economic sector or industry group, and at the lower end of its own historical valuation range.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND

•	Sells a stock if:

•	The company’s financial position deteriorates;

•	The earnings outlook changes; or

•	There is a negative earnings surprise.

The Fund uses the Russell Midcap® Value Index (the “Index”) as a benchmark for measuring its performance and seeks investments in sectors of the market that correspond with those sectors currently represented in the Index. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors.

PRINCIPAL RISKS

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions

•

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase

•

Value Stock Risk—value stocks may never reach what the Subadvisor believes are their full market values; companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to mid-cap companies

•	Diversifying investments that may be primarily held in small-cap or large-cap companies

PORTFOLIO MANAGERS

Ron Mushock

Partner of Systematic & Co-Portfolio

Manager

Kevin McCreesh

Chief Investment Officer of Systematic

& Co-Portfolio Manager

See “Fund Management” on page 10 for more information on the portfolio managers.

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND

PERFORMANCE SUMMARY

Because the Fund does not have a full calendar year of performance, no performance information is presented.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of the offering price or redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None	None
Exchange Fee	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4]	0.97%	0.97%	0.97%
Total Annual Fund Operating Expenses	1.97%	2.72%	1.72%
Fee Waiver and Reimbursement[5]	(0.72%)	(0.72%)	(0.72%)
Net Annual Fund Operating Expenses	1.25%	2.00%	1.00%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class—Class A Shares” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.

[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

Other expenses are based on estimated amounts for the current fiscal year assuming net assets of $15 million. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

The Investment Manager and Systematic have contractually agreed, through July 1, 2008, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.24%, 1.99%, and 0.99% of the average daily net assets of the Class A, Class C, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Class A	$695	$1,092
Class C	$306	$776
Institutional Class	$102	$472

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class C	$203	$776

The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

8	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities.

MID-CAPITALIZATION STOCK RISK

Mid-capitalization companies involve more risk than larger, more established companies because the stocks of such companies often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors. As discussed above, because a Fund seeks investments in sectors of the market that correspond with those sectors currently represented in the Index, and to the extent the Index is exposed substantially to certain sectors of the market, a Fund will also be subject to the risks of that sector or sectors.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in a Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, and on the Funds’ Web site at www.managersinvest.com.

INVESTMENT OBJECTIVE

Each Fund’s investment objective may be changed without shareholder approval.

Managers Investment Group	9

SUMMARY OF THE FUNDS

FUND MANAGEMENT

The Funds are each a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Funds have three classes of shares: Class A, Class C, and Institutional Class.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of Systematic, the Subadvisor of each Fund.

Systematic has day-to-day responsibility for managing the Funds’ portfolios. Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, was formed in 1982. AMG owns a majority interest in Systematic. As of March 31, 2007, Systematic had assets under management of approximately $9 billion.

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution (12b-1) fees, the Distributor receives no compensation from the Fund for its services as distributor.

PORTFOLIO MANAGERS

Ron Mushock and Kevin McCreesh jointly serve as co-Portfolio Managers for the Funds, responsible for the day-to-day management of the Funds’ portfolios. Mr. Mushock, the lead Portfolio Manager for the Funds, joined Systematic in 1997 as a Senior Equity Analyst, has served as Portfolio Manager since 2000, and was elected a Partner of Systematic in 2005. Mr. McCreesh, as Chief Investment Officer for Systematic, has oversight responsibilities for all client portfolios, and is the secondary Portfolio Manager for the Funds and supports Mr. Mushock in the day-to-day activities of the Funds. Mr. McCreesh has been a Senior Portfolio Manager with Systematic since 1996, and was promoted to Chief Investment Officer in 2004. A team of equity analysts works closely with the Portfolio Managers in evaluating and selecting stocks for the Funds.

ADDITIONAL INFORMATION

The Funds are obligated by their investment management agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75% of the average daily net assets of the Managers AMG Systematic Value Fund and Managers AMG Systematic Mid Cap Value Fund, respectively. The Investment Manager, in turn, pays Systematic 0.70% and 0.75% of the average daily net assets of the Funds for their services as Subadvisor to the Managers AMG Systematic Value Fund and Managers AMG Systematic Mid Cap Value Fund, respectively. In addition to the expense limitation discussed under “Fees and Expenses of the Fund” above, from time to time in the future Systematic may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Under its investment management agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives compensation from Systematic for its administrative services to the Funds pursuant to a separate agreement between the Investment Manager and Systematic.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and Systematic is available in the Funds’ Semi-Annual Report to Shareholders for the period ended August 31, 2006.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation, and ownership of Fund shares is available in the Funds’ SAI.

10	Managers Investment Group

SUMMARY OF THE FUNDS

PAST PERFORMANCE OF OTHER SYSTEMATIC ACCOUNTS

SYSTEMATIC MID CAP VALUE FUND

The bar chart and table below set forth the investment performance for the periods indicated of all fully discretionary, unrestricted mid-cap value accounts (the “Accounts”) managed by Systematic with investment objectives, policies and strategies substantially similar to those of the Systematic Mid Cap Value Fund (the “Composite” or the “Systematic Composite”). The performance information shows changes in the Composite’s performance from year to year and how the Composite’s performance compares to that of a broadly based securities market index for the same periods. Performance of the Composite has been adjusted to give effect on a quarterly basis to the Systematic Mid Cap Value Fund’s Institutional Class fees and expenses listed under “Fees and Expenses of the Fund,” net of contractual waivers and reimbursements. The Composite was created April 1, 2000.

The table illustrates how the performance of the Composite has varied since April 1, 2000, assuming reinvestment of all dividend and capital gain distributions. The Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986 (the “Code”), each as amended, which may have adversely affected performance. Returns for the Composite are calculated in accordance with Global Investment Performance Standards (GIPS), not in the manner required for mutual funds by the Securities and Exchange Commission (“SEC”). The table compares the Composite’s performance to the Russell Midcap® Value Index. The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap® Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. Although it is used as a benchmark, the performance of the Russell Midcap® Value Index does not reflect the effect of any fees or expenses.

The performance shown below is provided solely to illustrate Systematic’s performance in managing such Accounts and is not the performance of the Systematic Mid Cap Value Fund and is not indicative of the Systematic Mid Cap Value Fund’s future performance. Had the Systematic Mid Cap Value Fund been in operation during periods for which Composite performance information is shown, the Systematic Mid Cap Value Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Code, differences in cash flows into and out of the Systematic Mid Cap Value Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Systematic is not indicative of future rates of return and is no indication of future performance of the Systematic Mid Cap Value Fund.

Calendar Year Total Returns as of 12/31/06

Average Annual Total Returns as of 12/31/06

	1 Year	5 Years	Since Inception (04/01/2000)
Systematic Composite	17.2%	16.2%	17.4%
Russell Midcap® Value Index	20.2%	15.9%	14.7%

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SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Funds by purchasing either Class A, Class C, or Institutional Class shares. Each Class of shares is subject to different types and levels of sales charges and bears a different level of expenses and investment minimums.

The Class A and Class C shares of the Funds are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in lower total returns than the Institutional Class Shares. The net asset value per share (“NAV”) of the three Classes may also differ. In all other material respects, the Class A, Class C, and Institutional Class shares are the same, each share representing a proportionate interest in a Fund.

Your purchase or redemption of Fund shares is based on a Fund’s share price. The price at which you purchase and redeem your shares is based on the NAV next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds will use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

CHOOSING A SHARE CLASS

Investors can choose between three classes of shares of the Funds, Class A, Class C, and Institutional Class. The classes differ in the way they deal with sales charges and Fund expenses.

When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

For more information on sales charge reductions and waivers, consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI.

CLASS A SHARES

The offering price of Class A shares equals a Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown on page 13. In addition, for purchases of load eligible Class A shares of $1million or more

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SHAREHOLDER GUIDE

that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares of a Fund not subject to an initial sales charge within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 15 for more information.

SALES CHARGE REDUCTIONS AND WAIVERS

To determine the initial sales charge, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent. The Letter of Intent may be deemed to be effective by up to 90 days to include prior purchases, but may not cover more than 13 months in total.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

•	Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

•	Accounts established by financial intermediaries that have selling agreements with the Distributor or have services agreements with the Investment Manager;

•	Current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members;

•

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director, or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partner), and a trust or plan established primarily for the benefit of any of these individuals;

•

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts;

•	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

CLASS C SHARES

Class C shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase.

CALCULATING THE CLASS A SALES CHARGE

If the amount of your purchase is...	Your initial sales charge as a % of the share price is:	Your initial sales charge as a % of the net amount you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None	*

*	If you acquire or hold $1 million or more of Class A shares of a Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another Fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

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SHAREHOLDER GUIDE

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

•	An annual 12b-1 distribution and shareholder service fees of 1.00%.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC REDUCTIONS AND WAIVERS

For Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that do not have a sales charge.

To minimize the CDSC you pay:

•	The Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the Fund sells shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

The Fund or the Distributor may, in its discretion, waive the CDSC any time, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional or the SAI for more information about CDSC waivers.

MAXIMUM INVESTMENT IN CLASS C SHARES

The Funds will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or CDSC. Your entire amount invested purchases Fund shares at the Fund’s NAV. The Institutional Class shares also do not pay annual 12b-1 distribution or shareholder service fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

COMPARING FEES AND EXPENSES FOR SHARE CLASSES WITH SALES CHARGES

	Class A Shares	Class C Shares
Sales Charge	Up to 5.75% of investment, depending on investment amount (see table on previous page)	None
Surrender Charge (CDSC)	None (except with respect to certain redemptions or exchanges of shares not subject to an initial sales charge)	1% of purchase or sale, whichever is less, within one year of purchase
Operating Expenses	Lower than Class C shares	Higher than Class A shares
Annual Return	Higher than comparable investment in Class C shares	Lower than Class A shares
Distribution & Service (12b-1) Fees	0.25%	1.00%

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SHAREHOLDER GUIDE

DISTRIBUTION AND SERVICE (12b-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for Class A and Class C shares that allows the Funds to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Funds’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from a Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart on page 13.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class C Shares

•

The Distributor pays the selling broker/dealer 1.00% of the purchase amount. The Funds use part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-1 fee to defray this payment.

•	The payments for shareholder servicing may not exceed an annual rate of 0.25% of the Class C average daily NAV.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares* to your account...	If you wish to sell shares*...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Write a letter of instruction containing: • Name of the Fund • Dollar amount or number of shares you wish to sell • Your name • Your account number • Signatures of all account owners

		(Include your account number and fund name on your check)	Mail your letter to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A and Class C shares and $250,000 for Institutional Class shares)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935 Managers

Attn: Control Department FBO shareholder name, account number, and Fund name

(Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Class A:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class C:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Institutional Class
• Regular Accounts	$2,500,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Class A or Class C shares or $250,000 or more of Institutional Class shares, you will need to provide the Funds with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS OF THE FUND

The Funds may restrict or limit certain transactions, including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A or Class C shares, or falls below $50,000 with respect to Institutional Class shares, due to redemptions you make but not until after the Funds give you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Funds determine that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 18.) This determination is at the Investment Manager’s discretion, based on a case-by case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of a Fund’s portfolios, increase a Fund’s expenses, and have a negative impact on a Fund’s performance.

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SHAREHOLDER GUIDE

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ Transfer Agent of any restrictions and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, its efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of a Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares that you are exchanging them for.

•

Except for a CDSC that may be applicable to your exchange of Class A or Class C shares, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 19.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•	If you sell Class C shares you acquired through an exchange within a year, we calculate any CDSC from the date you originally purchased the shares that you exchanged.

•

If you sell Class A shares you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for at least 18 months.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges any time.

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SHAREHOLDER GUIDE

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, brokerage dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

TAXABILITY OF TRANSACTIONS

Class C shares of a Fund automatically convert to Class A shares of the Fund at the end of the tenth year after purchase. The IRS currently treats these automatic conversions as not taxable.

If the IRS changes its tax treatment, the Funds may suspend the automatic conversion feature. If this happens, you would have the option to convert your Class C shares at the end of the tenth year, to Class A shares. This exchange would be based on the relative NAV of the Class A and the Class C shares and would not result in a sales charge or fee, but you might face certain tax consequences.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; or

•	Certify that you are exempt from withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

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FINANCIAL HIGHLIGHTS

MANAGERS AMG SYSTEMATIC VALUE FUND

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal periods (or since inception). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Class A For the Year ended February 28,	2007*
Net Asset Value, Beginning of Year	$10.88
Income from Investment Operations:
Net investment income	0.10
Net realized and unrealized gain on investments	1.41
Total from investment operations	1.51
Less Distributions to Shareholders from:
Net investment income	(0.09)
Net realized gain on investments	(0.17)
Total distributions to shareholders	(0.26)
Net Asset Value, End of Year	$12.13

Total Return[1]	13.90%
Ratio of net expenses to average net assets	1.15%
Ratio of net investment income to average net assets[1]	0.98%
Portfolio turnover	111%
Net assets at end of year (000’s omitted)	$45,961

Ratio absent expense offsets:[4]
Ratio of total expenses to average net assets	1.29%
Ratio of net investment income to average net assets	0.84%

Class C For the Year ended February 28,	2007*
Net Asset Value, Beginning of Year	$10.88
Income from Investment Operations:
Net investment income	0.05
Net realized and unrealized gain on investments	1.38
Total from investment operations	1.43
Less Distributions to Shareholders from:
Net investment income	(0.09)
Net realized gain on investments	(0.17)
Total distributions to shareholders	(0.26)
Net Asset Value, End of Year	$12.05

Total Return[1]	13.16%
Ratio of net expenses to average net assets	1.90%
Ratio of net investment income to average net assets[1]	0.36%
Portfolio turnover	111%
Net assets at end of year (000’s omitted)	$1,023

Ratio absent expense offsets:[4]
Ratio of total expenses to average net assets	2.06%
Ratio of net investment income to average net assets	0.20%

Institutional Class Shares For the Year ended February 28,	2007	2006	2005	2004	2003**
Net Asset Value, Beginning of Period	$10.88	$10.59	$11.16	$8.09	$10.00
Income from Investment Operations:
Net investment income	0.13	0.11	0.12	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.41	1.13	1.29	3.46	(1.92)
Total from investment operations	1.54	1.24	1.41	3.54	(1.89)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.11)	(0.12)	(0.07)	(0.02)
Net realized gain on investments	(0.17)	(0.84)	(1.86)	(0.40)	—
Total distributions to shareholders	(0.26)	(0.95)	(1.98)	(0.47)	(0.02)
Net Asset Value, End of Period	$12.16	$10.88	$10.59	$11.16	$8.09

Total Return[1]	14.18%	12.02%	13.11%	44.07%	(18.91)%[2]
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%[3]
Ratio of net investment income to average net assets[1]	1.20%	1.04%	1.06%	0.95%	0.86%[3]
Portfolio turnover	111%	112%	154%	132%	119%[2]
Net assets at end of period (000’s omitted)	$28,411	$20,259	$15,048	$14,433	$7,707

Ratio absent expense offsets:[4]
Ratio of total expenses to average net assets	1.05%	1.08%	1.29%	1.35%	2.20%[3]
Ratio of net investment income (loss) to average net assets	1.05%	0.86%	0.67%	0.50%	(0.44)%[3]

20	Managers Investment Group

FINANCIAL HIGHLIGHTS

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND

Class A For the Period ended February 28,	2007***
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.40
Total from investment operations	0.41
Net Asset Value, End of Period	$10.41

Total Return[5]	4.10%[2]
Ratio of net expenses to average net assets	1.24%[3]
Ratio of net investment income to average net assets[5]	0.89%[3]
Portfolio turnover	26%[2]
Net assets at end of period (000’s omitted)	$19

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	17.08%[3]
Ratio of net investment loss to average net assets	(14.95)%[3]

Class C For the Period ended February 28,	2007***
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.00 [5]
Net realized and unrealized gain on investments	0.40
Total from investment operations	0.40
Net Asset Value, End of Period	$10.40

Total Return[5]	4.00%[2]
Ratio of net expenses to average net assets	1.99%[3]
Ratio of net investment income to average net assets[5]	0.42%[3]
Portfolio turnover	26%[2]
Net assets at end of period (000’s omitted)	$5

Ratio absent expense offests:[5]
Ratio of total expenses to average net assets	18.06%[3]
Ratio of net investment loss to average net assets	(15.65)%[3]

Institutional Class Shares For the Period ended February 28,	2007***
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.40
Total from investment operations	0.42
Net Asset Value, End of Period	$10.42

Total Return[5]	4.20%[2]
Ratio of net expenses to average net assets	0.99%[3]
Ratio of net investment income to average net assets[5]	1.21%[3]
Portfolio turnover	26%[2]
Net assets at end of period (000’s omitted)	$1,850

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assests	17.71%[3]
Ratio of net investment loss to average net assests	(15.51)%[3]

*	Class A and Class C shares commenced operations at the close of business February 28, 2006

**	Commencement of operations was April 1, 2002.

***	Commencement of operations was December 21, 2006.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Not annualized.

[3]	Annualized.

[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

[5]	Rounds to less than $0.005 per share.

Managers Investment Group	21

HOW TO CONTACT US

MANAGERS AMG SYSTEMATIC VALUE FUND & MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

SUBADVISOR

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

22	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

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WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), annual and semiannual reports contain additional information about the Funds and their investments. The annual and semiannual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the previous fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and, when available, annual and semiannual reports, is on file with the Securities and Exchange Commission (SEC). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2007 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

www.managersinvest.com